SHARE CAPITAL	12 Months Ended
Dec. 31, 2020
SHARE CAPITAL
SHARE CAPITAL

NOTE 18 - SHARE CAPITAL:

a.  Composition:

Company share capital is composed of shares of NIS 0.01 par value, as follows:

	Number of shares
	December 31,
	2020	2019
	In thousands
Authorized ordinary shares	794,000	594,000
Authorized preferred shares (reserved)	6,000	6,000
Issued and paid ordinary shares	383,981	352,696

In May 2018, a general meeting of the Company’s shareholders approved the increase of the authorized share capital of the Company to 600,000,000 ordinary shares. In June 2019, a general meeting of the Company’s shareholders approved to amend the Company's registered share capital into (i) 594,000,000 ordinary shares, par value NIS 0.01 each, and (ii) 6,000,000 preferred shares, par value NIS 0.01 each.

In May 2020, a general meeting of the Company’s shareholders approved the increase of the authorized share capital of the Company to 800,000,000 ordinary shares. Consisting of 794,000,000 Ordinary Shares, NIS 0.01 par value per share and 6,000,000 preferred shares, NIS 0.01 par value per share.

b.    During 2020, the Company sold 2,837,038 ADSs under an “at-the-market” equity offering program (“ATM program”) at an average price of $8.62 per ADS. Net proceeds to the Company, following issuance expenses of approximately $0.6 million, were approximately $23.8 million. The sales are under the Company's sales agreement with SVB Leerink LLC (“Leerink”) which provides that, upon the terms and subject to the conditions and limitations in the sales agreement, the Company may elect from time to time, to offer and sell its ADSs having aggregate gross sales proceeds of up to $60 million through the ATM program, under which Leerink acts as the sales agent. The issuance and sale of ADSs by the Company under the ATM program are being made pursuant to the Company’s shelf registration statement declared effective on July 31, 2018.

c.      During 2020 and 2019, the Company issued 8,156 ADSs and 8,750 ordinary shares for $52,000 and $5,000, respectively, resulting from exercises of options that had been issued to employees, of the Company.

d.   In July 2020, as part of the transaction described in note 16a(6) above, the Company entered into a security purchase agreement with DSI and subsequently issued to DSI 283,387 ADSs for approximately $2 million.

e.    In October 2019, the Company, under the strategic collaboration discussed in note 16(a)(4), issued 5,185,715 ADSs to Cosmo for proceeds in cash of $36.3 million and 1,714,286 ADSs to Cosmo Technologies Ltd, a wholly-owned subsidiary of Cosmo, as an upfront payment for the U.S commercialization rights of Aemcolo®.

f.     In December 2018, the Company completed an underwritten offering in the U.S. of an aggregate of 2,857,143 ADSs for gross proceeds to the Company of approximately $20 million. Net proceeds to the Company from the offering, following underwriting commissions and other offering expenses, were approximately $18.4 million.

g.    In August 2018, the Company completed an underwritten offering in the U.S. of an aggregate of 4,166,667 ADSs for gross proceeds to the Company of approximately $25 million. Net proceeds to the Company from the offering, following underwriting commissions and other offering expenses, were approximately $23.5 million.